THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated May 11, 2017

to the Prospectuses and Statements of Additional Information

You should read this supplement in conjunction with your Fund’s prospectus and SAI, which discuss the Fund’s share class eligibility criteria.

The following information replaces the table in the subsection of the prospectus titled “Choosing a Share Class – Key Features of Share Classes – Class F Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class F Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors†
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)
Automatic Conversion	None
Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

The following information replaces the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class F Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

The following information replaces the subsection of the SAI titled “Classes of Shares – Class F Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares. Class F shares generally are available (1) to investors participating in fee-based programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to certain investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares. Other potential fees and expenses related to Class F shares are described in the prospectus and below.

*	Class F shares are not available in all Lord Abbett Funds. Please review your Fund’s prospectus and SAI to determine whether the Fund offers this share class.
†	For more information, please see the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class F Shares.”

Please retain this document for your future reference.